  UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment 1

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 15, 2019

SANARA MEDTECH INC.
(Exact name of registrant as specified in its charter)

Texas	000-11808	59-2219994
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1200 Summit Avenue, Suite 414 Fort Worth, Texas	76102
(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code:(817)-529-2300

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

Sanara MedTech Inc. (the "Company”), formerly named Wound Management Technologies, Inc., previously filed a Current Report on Form 8-K, dated March 21, 2019, disclosing the acquisition of the remaining 50% equity interest in Cellerate, LLC not then owned by the Company. This amendment to the referenced Current Report is being filed solely to provide financial information required under Regulation S-X Rule 8-04 and 8-05 with respect to the Company’s acquisition of the remaining equity interests in Cellerate, LLC.

Item 9.01 Financial Statements and Exhibits.

Exhibit 99.1 - Financial Statements of Cellerate, LLC
a.
Audited balance sheet as of December 31, 2018
b.
Audited statement of operations for the period August 28, 2018 (inception) through December 31, 2018
c.
Audited statement of changes and members' capital through December 31, 2018
d.
Audited statement of cash flows through December 31, 2018

Exhibit 99.2 - Unaudited pro forma financial statements of the Company which give effect to the acquisition as if it had occurred at the beginning of 2018.
a.
Pro forma combined balance sheet as of December 31, 2018
b.
Pro forma combined statement of operations for the twelve months ended December 31, 2018.

SIGNATURE

 Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sanara MedTech Inc.

Date: August 13, 2019	By:	/s/ Michael D. McNeil
Name: Michael D. McNeil
Title: Chief Financial Officer